UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 3, 2015

3D MAKERJET, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-157783	26-4083754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4303 Vineland Rd. F2, Orlando, Florida	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 930-0807

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 3, 2015, RBSM LLP (the “Former Accountant”) resigned as the Company’s independent registered public accounting firm and the Company engaged Thayer O’Neal Company PLLC (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant was engaged on February 10, 2015 and did not audit the Company’s financial statements.

From the period of engagement, February 10, 2015, and through the interim period ended August 3, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

From the period of engagement, February 10, 2015, and through the interim period ended August 3, 2015, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K).

1.

As disclosed in Part I, Item 4 of the Company’s Form 10-Q for the quarter ended April 30, 2015, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related to the following:

(i)

inadequate segregation of duties and effective risk assessment; and

(ii)

insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines.

These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K.

Other than as disclosed above, there were no reportable events from the period of engagement, February 10, 2015, and through the interim period ended August 3, 2015. The Company’s Board of Directors discussed the subject matter of each reportable event with the Former Accountant. The Company authorized the Former Accountant to respond fully and without limitation to all requests of the New Accountant concerning all matters related to the audited period by the Former Accountant, including with respect to the subject matter of each reportable event.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On August 18, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from RBSM, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D MakerJet, Inc.

/s/ John Crippen

John Crippen

Chief Executive Officer

Date: August 19, 2015

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